UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 10, 2023

Date of Report (Date of earliest event reported)

OmniLit Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41034	87-0816957
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1111 Lincoln Road, Suite 500 Miami Beach FL	33139
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (786) 750-2820

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001par value, and one-half of a redeemable warrant	OLITU	The Nasdaq Stock Market LLC
Class A common stock, included as part of the units	OLIT	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	OLITW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Business Combination Agreement

OmniLit Acquisition Corp., a Delaware corporation, is a blank check company formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities (“OmniLit”). On May 9, 2023, OmniLit entered into an Agreement and Plan of Merger (the “Business Combination Agreement”) with Syntec Optics, Inc., a Delaware corporation (“Syntec Optics”), and Optics Merger Sub, Inc., a Delaware corporation and a direct, wholly owned subsidiary of OmniLit (“Merger Sub”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the agreements related thereto.

The Merger

The Business Combination Agreement provides that, among other things and upon the terms and subject to the conditions thereof, the following transactions will occur:

(i) at the closing of the transactions contemplated by the Business Combination Agreement (the “Closing”), upon the terms and subject to the conditions of the Business Combination Agreement, in accordance with applicable provisions of the Delaware General Corporation Law (“DGCL”), Merger Sub will merge with and into Syntec Optics, the separate corporate existence of Merger Sub will cease and Syntec Optics will be the surviving corporation and a wholly owned subsidiary of OmniLit (the “Merger”);

(ii) at the Closing, OmniLit will be renamed “Syntec Optics Holdings, Inc.” and is referred to herein as “New Syntec Optics”;

(iii) as a result of the Merger, among other things, all shares of capital stock of Syntec Optics outstanding as of immediately prior to the effective time of the Merger will be canceled in exchange for the right to receive shares of common stock, par value $0.0001 per share, of New Syntec Optics (“New Syntec Optics Common Stock”);

(iv) at the Closing, approximately 31,600,000 Class A shares of the Aggregate Merger Consideration will be issued to holders of outstanding Syntec Optics common stock;

(v) at the Closing, OmniLit will issue 26,000,000 additional shares of Common Stock (the “Contingent Earnout”) to the Syntec Optics’ existing stockholder. The Contingent Earnout shares will vest upon OmniLit Common Stock achieving the following stock trading price thresholds (the “Contingent Earnout Trigger Price”) following the Closing: one-third (1/3rd) at $12.50 per share, one-third (1/3rd) at $14.00 per share, and one-third (1/3rd) at $15.50 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like);

(vi) OmniLit will issue up to 2,000,000 shares of Common Stock (the “Performance-based-Earnout”) to members of the management team of the Surviving Corporation from time to time, to the extent determined by the Board of Directors in its sole discretion, to be issued as restricted stock units or incentive equity grants. The Performance-based Earnout shares shall be awarded by the Board of Directors based on achieving the following performance thresholds following the Closing: one-half (1/2) at achieving revenue of $75 million and adjusted EBITDA of $22.6 million based on 2024 financial audited statements, and one-half (1/2) at achieving revenue of $196 million and adjusted EBITDA of $50.6 million based on the 2025 financial audit statement.

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Syntec Optics is an affiliate of the Sponsor. Al Kapoor, who serves as OmniLit’s Chief Executive Officer and Chairman and as the Sponsor’s Manager, is the Chairman and majority stockholder of Syntec Optics. In accordance with our prospectus dated November 10, 2021, the Benchmark Company, LLC, an independent investment banking firm that is a member of FINRA, has confirmed that the consideration to be paid in the business combination is fair to OmniLit’s unaffiliated stockholders from a financial point of view. Please see the section in the Form S-4 to be filed with the Securities and Exchange Commission entitled “Opinion of Special Committee’s Financial Advisor” for further information.

After careful consideration, the OmniLit Board and Special Committee of Independent Directors (the “Special Committee”) unanimously (i) approved and declared advisable the Business Combination Agreement, the Merger and the other transactions contemplated thereby and (ii) resolved to recommend approval of the Business Combination Agreement and related matters to the stockholders of OmniLit.

Conditions to Closing

Conditions to Each Party’s Obligations

The respective obligations of each party to the Business Combination Agreement to consummate the transactions contemplated by the Business Combination are subject to the satisfaction or, if permitted by applicable law, written waiver by the party whose benefit such condition exists of the following conditions:

●	the OmniLit Stockholder Approval (as defined in the Business Combination Agreement) shall have been obtained;

●	the Company Stockholder Approvals (as defined in the Business Combination Agreement) shall have been obtained;

●	the Registration Statement (as defined in the Business Combination Agreement) shall have become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been initiated or threatened by the SEC and not withdrawn;

●	the waiting period or periods under the HSR Act applicable to the transactions contemplated by the Business Combination Agreement and the Ancillary Agreements (as defined in the Business Combination Agreement) shall have expired or been terminated;

●	there shall not be in force any Governmental Order (as defined in the Business Combination Agreement), statute, rule or regulation enjoining or prohibiting the consummation of the Merger; provided that the Governmental Authority (as defined in the Business Combination Agreement) has jurisdiction over the parties hereto with respect to the transactions contemplated;

●	OmniLit shall have at least $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended); and

●

the shares of OmniLit Post-Merger Class A Common Stock (as defined in the Business Combination Agreement) to be issued in connection with the Merger shall have been approved for listing on Nasdaq, and, immediately following the Effective Time, OmniLit shall satisfy any applicable continuing listing requirements of the Nasdaq, and OmniLit shall not have received any notice of non-compliance therewith that has not been cured or would not be cured at or immediately following the Effective Time.

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Other Conditions to the Obligations of OmniLit

The obligations of OmniLit to consummate the transactions contemplated by the Business Combination Agreement are subject to the satisfaction or, if permitted by applicable law, written waiver by OmniLit of the following further conditions:

●	certain of the representations of Syntec Optics pertaining to organization, subsidiaries, authorization and capitalization must be true and correct in all material respects as of the Closing Date, except with respect to such representations and warranties which speak as to an earlier date, which representations and warranties must be true and correct in all material respects at and as of such date;

●	each of the representations and warranties of Syntec Optics (other than those portions of the organization, subsidiaries, authorization and capitalization representations referenced in the preceding bullet point), disregarding any qualifications and exceptions contained therein relating to materiality, material adverse effect and Company Material Adverse Effect or any similar qualification or exception, must be true and correct as of the Closing Date, except with respect to such representations and warranties which speak as to an earlier date, which representations and warranties must be true and correct at and as of such date, except for inaccuracies or omissions that have not had, and would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect;

●	each of the covenants of the Company to be performed as of or prior to the Closing shall have been performed in all material respects; and

●	no Company Material Adverse Effect shall have occurred between the date of the Business Combination Agreement and the Closing.

Other Conditions to the Obligations of Syntec Optics

The obligations of Syntec Optics to consummate the transactions contemplated by the Business Combination Agreement are subject to the satisfaction or, if permitted by applicable law, written waiver by Syntec Optics of the following further conditions:

●	certain of the representations and warranties of OmniLit and Merger Sub pertaining to organization, authorization and capitalization must be true and correct in all material respects as of the Closing Date, except with respect to such representations and warranties that speak as of an earlier date, which representations and warranties must be true in all material respects at and as of such date;

●	each of the representations and warranties of OmniLit (other than those portions of the organization, subsidiaries, authorization and capitalization representations referenced in the preceding bullet point), disregarding any qualifications and exceptions contained therein relating to materiality, material adverse effect or any similar qualification or exception, must be true and correct in all material respects, in each case as of the Closing Date, except with respect to such representations and warranties which speak as to an earlier date, which representations and warranties must be true and correct in all material respects at and as of such date, except for inaccuracies or omissions that have not had, and would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on OmniLit; and

●	each of the covenants of OmniLit to be performed as of or prior to the Closing shall have been performed in all material respects.

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Covenants

The parties made certain covenants under the Business Combination Agreement, including, among others, the following:

●	using reasonable best efforts to consummate the Business Combination;

●	cooperate with respect to the debt financing and any alternative debt financing;

●	making relevant public announcements and solicitation of OmniLit Stockholder Approval;

●	intending that the Merger will constitute a transaction treated as a “reorganization” within the meaning of Section 368 of the IRC, and agreeing not to take any action that would reasonably be expected to cause the Merger to fail to qualify for such treatment; and

●	cooperating in connection with certain tax matters and filings.

In addition, OmniLit and Syntec Optics agreed that OmniLit and Syntec Optics will prepare and mutually agree upon and OmniLit will file with the SEC, a proxy statement relating to the Business Combination.

Representations and Warranties

Under the Business Combination Agreement, Syntec Optics made customary representations and warranties to OmniLit and Merger Sub relating to, among other things: organization, subsidiaries, due authorization, no conflict, governmental authorities, consents, capitalization, financial statements, undisclosed liabilities, litigation and proceedings, legal compliance, contracts, benefit plans, labor relations, employees, taxes, brokers’ fees, insurance, licenses, equipment and other tangible property, real property, intellectual property, privacy and cybersecurity, environmental matters, absence of changes, anti-corruption compliance, sanctions and international trade compliance, accuracy of information supplied, vendors, government contracts, debt facilities, no outside reliance and no other representations or warranties.

Under the Business Combination Agreement, OmniLit made customary representations and warranties to Syntec Optics relating to, among other things: organization, due authorization, no conflict, litigation and proceedings, SEC filings, internal controls, listing, financial statements, governmental authorities, consents, trust account, Investment Company Act, JOBS act, absence of changes, no undisclosed liabilities, capitalization, lack of subsidiaries apart from Merger Sub, brokers’ fees and opinion of financial advisor, indebtedness, taxes, business activities, stock market quotation, registration statement, proxy statement and proxy statement/registration statement, no outside reliance, and no other representations or warranties.

Termination

The Business Combination Agreement may be terminated under certain customary and limited circumstances at any time prior to the Closing, including, among others, the following:

●	Subject to certain exceptions, by either OmniLit or Syntec Optics if the Closing has not occurred on or prior to nine (9) months after the date the Business Combination Agreement (the “Outside Date”);

●	by written consent of OmniLit and Syntec Optics;

●	by Syntec Optics if there has been a Modification in Recommendation (as defined in the Business Combination Agreement);

●	by OmniLit, subject to certain exceptions, if there is any breach of any representation, warranty, covenant or agreement on the part of Syntec Optics as set forth in the Business Combination Agreement such that certain conditions to the obligations of OmniLit, as described in the section entitled “— Conditions to the Closing of the Business Combination” above could not be satisfied and the breach (or breaches) of such representations, or warranties or failure covenants or agreements is (or are) not cured or cannot be cured within the earlier of (i) 30 days after written notice thereof, and (ii) the Termination Date (as defined in the Business Combination Agreement);

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●	by Syntec Optics, subject to certain exceptions, if there is any breach of any representation, warranty, covenant or agreement on the part of OmniLit as set forth in the Business Combination Agreement such that certain conditions to the obligations of Syntec Optics, as described in the section entitled “— Conditions to the Closing of the Business Combination” above could not be satisfied and the breach (or breaches) of such representations, warranties, covenants or agreements is (or are) not cured or cannot be cured within the earlier of (i) 30 days after written notice thereof, and (ii) the Termination Date;

●	by either OmniLit or Syntec Optics if the OmniLit Stockholder Approvals are not obtained by reason of the failure to obtain the required vote at the OmniLit Stockholders’ Meeting (as defined in the Business Combination Agreement) duly convened therefor or at any adjournment or postponement thereof;

●	by OmniLit if the Company Stockholder Approvals (as defined in the Business Combination Agreement) have not been obtained and delivered to OmniLit within 5 business days after the Registration Statement has been declared effective by the SEC and delivered or otherwise made available to stockholders;

●	Subject to certain exceptions, by either OmniLit or Syntec Optics if the closing has not occurred on or before 9 months after the date of the Business Combination Agreement; or

●	by either OmniLit or Syntec Optics if any Governmental Authority (as defined in the Business Combination Agreement) enacted, issued, promulgated, enforced or entered any governmental order which has become final and non-appealable and has the effect of making consummation of the Merger illegal or otherwise preventing or prohibiting consummation of the Merger.

Certain Related Agreements

Registration Rights & Certain Restrictions on Transfer

At the consummation of the Business Combination, New Syntec Optics intends to enter into the Registration Rights Agreement with the Sponsor, the Insiders, certain Syntec Optics stockholders, the Sponsor and Holdings, substantially in the form attached as Annex D to this proxy statement, pursuant to which, among other things, New Syntec Optics will agree to register for resale, pursuant to Rule 415 under the Securities Act, the registrable securities that are held by the holders party to the Registration Rights Agreement from time to time. Pursuant to the Registration Rights Agreement, New Syntec Optics will be required to submit to or file with the SEC, within 30 calendar days after the Closing, a shelf registration statement covering the issuance and the resale of all such registrable securities on a delayed or continuous basis, and to use commercially reasonable efforts to have such shelf registration statement declared effective as soon as practicable after the filing thereof, but no later than the earlier of (i) 90 calendar days after the filing thereof if the SEC notifies New Syntec Optics that it will “review” the shelf registration statement and (ii) the 10th business day after the date New Syntec Optics is notified (orally or in writing, whichever is earlier) by the SEC that the shelf registration statement will not be “reviewed” or will not be subject to further review.

When an effective shelf registration statement is on file with the SEC, the Sponsor, the Insiders, certain Syntec Optics stockholders, the Sponsor and Holdings may each demand not more than one underwritten shelf takedown in any twelve month period, for an aggregate of not more than three underwritten shelf takedowns in any twelve month period, in each case, subject to certain customary limitations set forth in the Registration Rights Agreement, including the right of the underwriters to limit the number of securities to be included in an underwritten offering and New Syntec Optics’ right to delay or withdraw a registration statement under certain circumstances. The holders party to the Registration Rights Agreement will also be entitled to certain piggyback registration rights and indemnification rights.

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Sponsor Support Agreement

Concurrently with the execution of the Business Combination Agreement, OmniLit, Syntec Optics and the Sponsor entered into a sponsor support agreement (the “Sponsor Support Agreement”), pursuant to which the Sponsor agreed, among other things, (i) to vote, or cause to be voted, at any meeting of the stockholders of OmniLit all of its shares of OmniLit common stock held of record or acquired after the date of the Sponsor Support Agreement (excluding shares of any common stock acquired in public market) (a) in favor of the proposals set forth in this proxy statement and (b) against any business combination proposal other than the proposals set forth in this proxy statement and (c) against any proposal that could reasonably be expected to delay or impair the transactions contemplated by the Business Combination Agreement ; (ii) to not redeem any of such OmniLit common stock; and (iii) to be bound by certain transfer restrictions with respect to such shares of OmniLit common stock, in each case, on the terms and subject to the conditions set forth in the Sponsor Support Agreement. Pursuant to the Sponsor Support Agreement, the Sponsor has also agreed to waive redemption rights with respect to any shares purchased in the open market.

The foregoing descriptions of the Business Combination Agreement, form of the Registration Rights Agreement and the Sponsor Support Agreement and the transactions and documents contemplated thereby are not complete and are subject to and qualified in their entirety by reference to the Business Combination Agreement, form of the Registration Rights Agreement, and the Sponsor Support Agreement, copies of which are filed with this Current Report on Form 8-K, and the terms of which are incorporated by reference herein.

The Business Combination Agreement, the Registration Rights Agreement, and the Sponsor Support Agreement have been included to provide investors with information regarding their terms. They are not intended to provide any other factual information about OmniLit, Syntec Optics, or their affiliates. The representations, warranties, covenants and agreements contained in the Business Combination Agreement, the Registration Rights Agreement, the Sponsor Support Agreement, and the other documents related thereto were made only for purposes of such agreements as of the specific dates therein, were solely for the benefit of the parties to the Business Combination Agreement, the Registration Rights Agreement, and the Sponsor Support Agreement, as applicable, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Business Combination Agreement, and the Sponsor Support Agreement, as applicable, instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Business Combination Agreement, the Registration Rights Agreement, and the Sponsor Support Agreement, and should not rely on the representations, warranties, covenants and agreements or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Business Combination Agreement, the Registration Rights Agreement, and the Sponsor Support Agreement, as applicable, which subsequent information may or may not be fully reflected in OmniLit’s public disclosures.

Additional Information and Where to Find It

This Current Report on Form 8-K relates to a proposed transaction between OmniLit and Syntec Optics. OmniLit intends to file a registration statement on Form S-4 with the SEC, which will include a document that serves as a prospectus and proxy statement of OmniLit, referred to as a proxy statement/prospectus. A proxy statement/prospectus will be sent to all OmniLit stockholders. OmniLit also will file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of OmniLit are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by OmniLit through the website maintained by the SEC at www.sec.gov.

The documents filed by OmniLit with the SEC also may be obtained by contacting OmniLit Acquisition Corp. at 1111 Lincoln Rd, Suite 500, Miami Beach, FL 33139, or by calling (786) 750-2820.

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED IN THIS CURRENT REPORT ON FORM 8-K, PASSED UPON THE MERITS OR FAIRNESS OF THE BUSINESS COMBINATION OR RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS CURRENT REPORT ON FORM 8-K. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

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Participants in the Solicitation

Syntec Optics, OmniLit and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from OmniLit’s shareholders in connection with the proposed business combination. A list of the names of such persons and information regarding their interests in the proposed business combination will be contained in the proxy statement/prospectus when available. You may obtain free copies of these documents free of charge by directing a written request to OmniLit or Syntec Optics. The definitive proxy statement will be mailed to OmniLit’s shareholders as of a record date to be established for voting on the proposed business combination when it becomes available.

No Offer or Solicitation

This Current Report on Form 8-K is and the information contained therein are not intended to and does not constitute an offer to sell or the solicitation of an offer to buy, sell or solicit any securities or any proxy, vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be deemed to be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended, including certain financial forecasts and projections. All statements other than statements of historical fact contained in this Current Report on Form 8-K, including statements as to the transactions contemplated by the business combination and related agreements, future results of operations and financial position, revenue and other metrics, planned products and services, business strategy and plans, objectives of management for future operations of Syntec Optics, market size and growth opportunities, competitive position and technological and market trends, are forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “plan,” “targets,” “projects,” “could,” “would,” “continue,” “forecast” or the negatives of these terms or variations of them or similar expressions. All forward-looking statements are subject to risks, uncertainties, and other factors (some of which are beyond the control of Syntec Optics or OmniLit) which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. All forward-looking statements are based upon estimates, forecasts and assumptions that, while considered reasonable by OmniLit and its management, and Syntec Optics and its management, as the case may be, are inherently uncertain and many factors may cause the actual results to differ materially from current expectations which include, but are not limited to: 1) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive Business Combination Agreement with respect to the business combination; 2) the outcome of any legal proceedings that may be instituted against Syntec Optics, OmniLit, the combined company or others following the announcement of the business combination and the transactions contemplated thereby; 3) the inability to complete the business combination due to the failure to obtain approval of the stockholders of OmniLit or Syntec Optics, or to satisfy other conditions to closing the business combination; 4) changes to the proposed structure of the business combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the business combination; 5) the ability to meet Nasdaq’s listing standards following the consummation of the business combination; 6) the risk that the business combination disrupts current plans and operations of Syntec Optics as a result of the announcement and consummation of the business combination; 7) the inability to recognize the anticipated benefits of the business combination; 8) ability of Syntec Optics to successfully increase market penetration into its target markets; 9) the addressable markets that Syntec Optics intends to target do not grow as expected; 10) the loss of any key executives; 11) the loss of any relationships with key suppliers including suppliers in China; 12) the loss of any relationships with key customers; 13) the inability to protect Syntec Optics’ patents and other intellectual property; 14) costs related to the business combination; 15) changes in applicable laws or regulations; 16) the possibility that Syntec Optics or the combined company may be adversely affected by other economic, business and/or competitive factors; 17) Syntec Optics’ estimates of its growth and projected financial results for 2023 and 2024 and meeting or satisfying the underlying assumptions with respect thereto; 18) the risk that the business combination may not be completed in a timely manner or at all, which may adversely affect the price of OmniLit’s securities; 19) the risk that the transaction may not be completed by OmniLit’s business combination deadline (as may be extended pursuant to OmniLit’s governing documents); 20) the impact of the novel coronavirus disease pandemic, including any mutations or variants thereof, and its effect on business and financial conditions; and 21) other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in OmniLit’s Form S-1 (File No. 333-260090), Annual Report on Form 10-K for the year ended December 31, 2022 and registration statement on Form S-4 with the SEC, which will include a document that serves as a prospectus and proxy statement of OmniLit, referred to as a proxy statement/prospectus and other documents filed by OmniLit from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Nothing in this Current Report on Form 8-K should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither OmniLit or Syntec Optics gives any assurance that either OmniLit or Syntec Optics or the combined company will achieve its expected results. Neither OmniLit nor Syntec Optics undertakes any duty to update these forward-looking statements, except as otherwise required by law. For additional information, see “Risk Considerations” in the investor presentation, which will be provided in a Current Report on Form 8-K to be filed by OmniLit with the SEC and available at www.sec.gov.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

2.1	Business Combination Agreement, dated as of May 9, 2023
10.1	Sponsor Support Agreement, dated as of May 9, 2023
10.3	Form of Amended and Restated Registration Rights Agreement
104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 10, 2023

OmniLit Acquisition Corp.

By:	/s/ Al Kapoor
Name:	Al Kapoor
Title:	Chairman and Chief Executive Officer

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